UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2022

THE NATIONAL SECURITY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-18649	63-1020300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

661 East Davis Street
Elba, Alabama		36323
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(334) 897-2273

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	NSEC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 1

Item 5.07 – Submission of Matters to a Vote of Security Holders
A special meeting of the stockholders of The National Security Group, Inc. (the “Company”) was held on June 20, 2022 (the “Special Meeting”). The Special Meeting was held in order to vote upon the following proposals set forth in the preliminary proxy statement on Schedule 14A of the Company filed with the SEC on March 31, 2022: (1) to approve and adopt the Agreement and Plan of Merger dated January 26, 2022, (“Plan of Merger”), by and among the Company, VR Insurance Holdings, Inc., a Delaware corporation (“Parent”), and VR Insurance Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and the transactions contemplated thereby, pursuant to which the Company will be acquired by Parent, by the Merger of Merger Sub with and into the Company, with the Company surviving the Merger and thereby becoming a wholly-owned subsidiary of the Parent and each share of Company common stock issued and outstanding would be converted into the right to receive cash in the amount of $16.35 per share as merger consideration (the “Merger”); (2) to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Plan of Merger and the transactions contemplated by the Plan of Merger (the “Compensation Proposals”); and (3) if necessary or appropriate, to adjourn the Special Meeting to solicit additional proxies if there are insufficient votes at the time of the meeting to approve and adopt the Plan of Merger (the “Adjournment Proposal”).

At the Special Meeting, the Plan of Merger was approved by a majority of the outstanding shares of the Company common stock. Sufficient votes were also received to approve the Compensation Proposals. The stockholders did not vote on the Adjournment Proposal, because an adjournment was not necessary in light of the approval of the Plan of Merger.

As of April 26, 2022, the record date for the Special Meeting, there were 2,532,632 shares of Company common stock issued and outstanding and eligible to be voted as the Special Meeting. There were 1,987,416 shares represented in person or by proxy at the Special Meeting, representing approximately 78.47% of the outstanding shares of the Company common stock, which constituted a quorum to conduct business at the Special Meeting.

The items voted upon at the Special Meeting and the final voting results for each proposal were as follows:

1. Approval of the Plan of Merger:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
1,981,054	5,796	566	—

2. Approval of the Compensation Proposals:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
1,951,299	32,566	3,551	—

Additional Information About the Merger and Where to Find It

In connection with the Merger, the Company filed with the SEC a proxy statement on Schedule 14A. The proxy statement contains important information about the Company, the Merger and related matters. The Company began mailing the proxy statement to its stockholders on May 26, 2022. Investors and stockholders of the Company are urged to read carefully the proxy statement relating to the Merger (including amendments and supplements to the disclosure included in this report) in their entirety because they contain important information about the Merger.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with their vote on the proposed Merger. Information about the directors and executive officers of the Corporation and their ownership of the Company’s common stock is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 23, 2022. Investors and Stockholders of NSG can obtain a free copy of the proxy statement and Form 10-K as well as other reports filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. or by contacting Laura Williams Jordan at the Company by telephone at (334) 897 2273 or by email at Laura.Jordan@nsgcorp.com.

Cautionary Statement regarding Forward-Looking Statements

This report contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and as that term is defined in the Private Securities Litigation Reform Act of 1995, including but not limited to, expectations or predictions of future financial or business performance or conditions. The forward looking statements are based on estimates and anticipation of future events by the Company that are subject to certain risks and uncertainties that could cause actual results to vary materially from the expected results described in the forward looking statements. The expectations regarding the timing, closing and effects of the Merger may be beyond the control of the Company and are difficult or impossible to predict. The forward looking statements speak only as of the date of this report and the Company does not undertake and specifically declines any obligation to update or revise any forward looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Further information on the factors and risks that could affect the business, financial condition and results of operation of the Company are contained in the Company’s filings with the SEC, and further information that could affect the Merger are contained in the Company’s proxy statement, all of which are available on the SEC’s website at www.sec.gov.

Item 7.01 – Regulation FD Disclosure
In accordance with Section 27-29-3 Code of Alabama 1975, as amended, Parent filed a Form A to request the Alabama Commissioner of Insurance to approve the transaction contemplated by the Plan of Merger. On June 14, 2022, a public hearing on the Form A was held before the Commissioner in the offices of the Alabama Department of Insurance (“ALDOI”), in Montgomery, Alabama. The Commissioner approved the Form A and the acquisition of control of the Company by Parent by order of the Commissioner dated June 16, 2022.

The conditions to the Merger requiring stockholder approval and regulatory approval have been satisfied. The parties parties intend to close the Merger on or before June 30, 2022.

On June 21, 2022, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Document
99.1
Press Release of The National Security Group, Inc., dated June 21, 2022, announcing the Company stockholder approval of the Plan of Merger.

This exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The National Security Group, Inc.

Date: June 21, 2022	By: /s/ Brian R. McLeod
Brian R. McLeod Chief Financial Officer